SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Elephant Talk Communications Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ELEPHANT TALK COMMUNICATIONS CORP.

100 Park Avenue

New York, New York 10017

July __, 2016

To the Stockholders of Elephant Talk Communications Corp.:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Elephant Talk Communications Corp. (“we”, “us”, “our”, the “Company”) (the “Meeting”) to be held at 9:00 a.m. on Tuesday, August 16, 2016, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect Messrs. Robert H. Turner, Robert Skaff, Roderick de Greef and Yves van Sante as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of Squar Milner LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and vote upon an amendment (the “IA Amendment”) to Part A of Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $0.00001 per share (the “Common Stock”), from 250,000,000 to 500,000,000 (the “IA Proposal”);

4.	To consider and vote upon an amendment (the “Reverse Split Amendment”) to Part A of Article IV of the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

5.	To consider and vote upon an amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change the name of the Company from “Elephant Talk Communications Corp.” to “__,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”); and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND OTHER PROPOSALS.

The Board has fixed the close of business on June 27, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

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Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

/s/ Hal Turner
Hal Turner
Executive Chairman
Elephant Talk Communications Corp.

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IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly vote your proxy VIA the internet or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2016 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 ARE AVAILABLE ON THE INTERNET AT http://www.elephanttalk.com/financial-reports-and-sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

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ELEPHANT TALK COMMUNICATIONS CORP.

100 Park Avenue

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 16, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Elephant Talk Communications Corp. (the “Company”) for use at the 2016 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 9:00 a.m. on Tuesday, August 16, 2016, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the following purposes:

1.	To elect Messrs. Robert H. Turner, Robert Skaff, Roderick de Greef and Yves van Sante as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of Squar Milner LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and vote upon an amendment (the “IA Amendment”) to Part A of Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $0.00001 per share (the “Common Stock”), from 250,000,000 to 500,000,000 (the “IA Proposal”);

4.	To consider and vote upon an amendment (the “Reverse Split Amendment”) to Part A of Article IV of the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

5.	To consider and vote upon an amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change the name of the Company from “Elephant Talk Communications Corp.” to “__,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”); and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the directors and proposals to be submitted at the Meeting.

Stockholders of record of our Common Stock at the close of business on June 27, 2016 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy as described below. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

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You may cast your vote by visiting http://www.cstproxy.com/elephanttalk/2016. You may also have access to the materials for the Meeting by visiting the website http://www.cstproxy.com/elephanttalk/2016.

Each share of Common Stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about July __, 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Alexander Korff
Alexander Korff
General Counsel and Secretary

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTORS AND PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 16, 2016: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2015 is available at: http://www.elephanttalk.com.

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PROXY STATEMENT

ELEPHANT TALK COMMUNICATIONS CORP.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 9:00 a.m. on Tuesday, August 16, 2016

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote at our 2016 Annual Meeting of the Stockholders (the “Meeting”), which will take place at 9:00 a.m. on Tuesday, August 16, 2016, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The Company has made these materials available to you on the Internet, or, upon your request, has delivered printed version of these materials to you by mail.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Elephant Talk Communications Corp. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Meeting on the Internet; and
•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.00001 per share (the “Common Stock”), on June 27, 2016 (the “Record Date”) may attend and vote at the Meeting. There were __ shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page __ of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Robert Hal Turner, our Executive Chairman, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.                  To elect Messrs. Robert H. Turner, Robert Skaff, Roderick de Greef and Yves van Sante as directors (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Squar Milner LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.                  To consider and vote upon an amendment (the “IA Amendment”) to Part A of Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $0.00001 per share (the “Common Stock”), from 250,000,000 to 500,000,000 (the “IA Proposal”);

4.                  To consider and vote upon an amendment (the “Reverse Split Amendment”) to Part A of Article IV of the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”); and

5.                  To consider and vote upon an amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change the name of the Company from “Elephant Talk Communications Corp.” to “__,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” each of the Director Nominees and all other proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us, by voting online or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card or vote online to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of Common Stock, how do I vote?

There are three ways to vote:

1.                  Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

2.                  In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

3.                  By mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of Common Stock, how do I vote?

There are three ways to vote:

1.                  Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

2.                  In person. If you are a beneficial owner of shares of our Common Stock and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

3.                  By mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

1.                  By mail: You may obtain a paper copy of the proxy materials by writing to us at Elephant Talk Communications Corp., 100 Park Avenue, New York, New York 10017, Attn: Secretary.

2.                  By telephone. You may obtain a paper copy of the proxy materials by calling 1-888-221-0690 or the Company at 212-984-1096.

3.                  Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.cstproxy.com/elephanttalk/2016.

4.                  By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before August 5, 2016 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to Alexander Korff, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

You may vote “for” or “withhold” your vote for each of the Director Nominees and “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the Director Nominees is “non-routine.” Thus, in tabulating the voting result for that proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor, the IA Proposal, the Reverse Split Proposal and the Name Change Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many shares must be present or represented to conduct business at the Meeting?

The quorum requirement for holding the Meeting and transacting business is that holders of a majority of the Common Stock outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes”, which are described above, and abstentions are counted for the purpose of determining the presence of a quorum. In order to meet the quorum requirement for holding the Meeting and transacting business, holders a total of __ shares must be present in person or represented by proxy at the Meeting.

How many votes are required to elect the Director Nominees as directors of the Company?

The election of each Director Nominee for director requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Pursuant to our Bylaws (“Bylaws”), for the election of directors, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting means that the number of shares voted “For” a director nominee must exceed the number of votes “Withheld” against such nominee.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016.

How many votes are required to increase the number of authorized shares of Common Stock?

The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, voting as one class, is required for approval of the IA Proposal.

How many votes are required to approve the Reverse Split Proposal?

The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, voting as one class, is required for approval of the Reverse Split Proposal.

How many votes are required to approve the Name Change Proposal?

The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, voting as one class, is required for approval of the Name Change Proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for each of the Director Nominees and a “for” vote for all of the other proposals being placed before our stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the inspector of election at the Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who can help answer my questions?

You can contact our Corporate Secretary, Alexander Korff, at (212) 984-1096 or by sending a letter to Mr. Korff at offices of the Company at 100 Park Avenue, New York, New York 10017 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Elephant Talk Communications Corp., as part of the solicitation of proxies by our Board for use at the Meeting to be held on Tuesday, August 16, 2016, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about July __, 2016. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

The Meeting will be held on at 9:00 a.m. on Tuesday, August 16, 2016, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.                  To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.                  To consider and vote upon an amendment to Part A of Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 500,000,000;

4.                  To consider and vote upon an amendment to Part A of Article IV of the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion; and

5.                  To consider and vote upon an amendment to our Certificate of Incorporation to change the name of the Company from “Elephant Talk Communications Corp.” to “__,” such name change to occur at such time and date, as determined by the Board in its sole discretion.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” each of the Director Nominees, (ii) “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) “FOR” the IA Proposal, (iv) “FOR” the Reverse Split Proposal and (v) “FOR” the Name Change Proposal.

Record Date and Voting Power

Our Board fixed the close of business on June 27, 2016, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were __ shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of __ votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum.

In the election of directors, the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting is required for each Director Nominee to be elected. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The IA Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class for approval of the IA Proposal. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the IA Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class for approval of the Reverse Split Proposal. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Reverse Split Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class for approval of the Name Change Proposal. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Name Change Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are three ways to vote:

1.                  Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If you are not a record holder, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

2.                  In person.  If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

3.                  By mail.  You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our corporate Secretary and General Counsel, Alexander Korff, at (212) 984-1096 or by sending a letter to Mr. Korff at the offices of the Company at 100 Park Avenue, New York, New York 10017 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 100 Park Avenue, New York, New York 10017. The Company’s telephone number at such address is (212) 984-1096.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES AND PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2017 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

We have not formally established any specific, minimum qualifications that must be met by each of directors (or officers) or specific qualities or skills that are necessary for one or more of our members of the Board to possess. However, our Nominating Committee (as defined below) generally evaluates and recommends candidates with a focus on the following qualities: educational background, diversity of professional experience, knowledge of our industry and business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders and other stakeholders.

Our Board is composed of a diverse group of leaders. In their prior positions they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public companies or private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges and strategies.

Director Nominees

Our Board currently consists of four directors, Messrs. Robert H. Turner, Robert Skaff, Roderick de Greef and Yves van Sante.  At the Meeting, four directors are to be elected at the Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify.  All four current directors are nominated for reelection to the Board.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Robert H. Turner was appointed Executive Chairman of the Board on November 16, 2015. Mr. Turner has 40 years’ experience, cultivating and growing “all stage” global software, telecom and tech companies. He emphasizes strategy, sales, organizational leadership, and fundamental financial results and leads with a culture that passionately serves the needs of valued constituents, while sustaining growth. Mr. Turner launched his career at AT&T, where he rose to serve at the highest ranks in a broad spectrum of international, start-up, and corporate firms, including (selected highlights): NeoNova Network Services, Inc.; Pac West; Telecom, Inc.; Panterra Networks; PTT Telecom Netherlands, US Inc. (now KPN); and BellSouth Communications, Inc. (now AT&T). Mr. Turner is also an advisory board member of The Capital Angels, affiliated with SC Angel Network. Mr. Turner earned a Bachelor of Science degree and a Master of Business Administration from the University of South Carolina, where he was presented with a Distinguished Alumni award in 2010. Mr. Turner is Guest Lecturer in the Darla Moore School of Business Professional MBA program.

Robert Skaff has been a director since December 16, 2015. Mr. Skaff is the founder of DiNotte Lighting Hampton which has developed world-class OEM and recreational lighting products since 2005 and currently serves as a consultant for various manufacturing companies. Mr. Skaff was previously the president of ID Control, a manufacturer of patented mobile video equipment for police vehicles and served as Vice President for Decatur Electronics. Mr Skaff was a principal and director of Management Information Systems at Johnson and Johnston Associates which was later acquired by Gould Electronics, a subsidiary of Japan Energy.

Roderick de Greef has been a director since September 23, 2015. He previously served as a director of the Company from January 2008 to October 2011. Mr. de Greef (1961) is interim Chief Financial Officer of BioLife Solutions, Inc, a publicly listed biotechnology company. He has over 25 years of public company CFO experience with companies such as Cardiac Science, BioLife Solutions, Inc., and Cambridge Heart, Inc. Mr. de Greef has been extensively involved in numerous financing transactions and several domestic international M&A transactions. Mr. de Greef has also been member of the board of directors of several public and private companies over the past 15 years, including Endologix, Inc. He was a member of the Board and Chairman of the Audit Committee of Elephant Talk Communications, Inc., from 2008 to 2011. Mr. de Greef received a BA in Economics and International Relations from San Francisco State University and an MBA from the University of Oregon.

Yves van Sante has been a director since June 1, 2014. From July 2011 to May 2014, Mr. van Sante was a board observer for our Company, following his service on our Board of Directors from October 2006 to July 2011. Mr van Sante (1960) studied Marketing, Communication and Commercial Management. He started his career in 1982 as an advisor at United Brokers and became sales manager for Brinkers International, the market leader in refining oil for the food industry, a year later. From 1987 until 1993 he served as Sales and Marketing manager Central Europe at 3C Communications in Luxemburg, where he launched Credit Card Telephony across Europe. Following this position, he became a business unit manager Public Telephony at Belgacom, the Belgium incumbent, where he managed a department of 650 employees and a € 40 million business. In 1994, together with Steven van der Velden, Yves van Sante co-founded InTouch Telecom. As its managing director he was responsible for business development, sales and marketing. In 1999, when achieving a turnover of € 25 million and having grown to 125 staff, InTouch was sold to GTS, a pan European Telecom operator. Mr. van Sante became vice-president Business Services with GTS in London, where he consolidated acquisitions and turned the voice Telco around into an IP operator. In 2000 he became Managing Director of Eport, a call centre owned by the Port of Ostend. After six months Eport was sold to the Dutch call-centre Call-IT, and Mr. van Sante became advisor to its Management Board. In 2002 he founded Q.A.T. Investments. Concurrently, he has held various Management and Board functions in companies in the QAT portfolio. Mr. van Sante is a member of De Warande and member of the Board of Directors of Festival of Flanders.

We believe that our Board represents a desirable mix of backgrounds, skills, and experiences. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Mr. Turner is well qualified to serve on the Board because of his management and corporate leadership experience including holding top-level posts in international telecommunications and technology businesses.

Mr. Skaff is qualified to serve on the Board because of his experience as a senior level employee in technology and manufacturing businesses.

Mr. de Greef is well qualified to serve on the Board because of his experience working in technology-related businesses and serving as a director of various private and public companies and his knowledge of capital markets and merger and acquisition work.

Mr. van Sante is well qualified to serve on the Board because of his extensive telecommunications background and business experience as a board member to various companies.

Required Vote

In the election of directors, the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting is required for each Director Nominee to be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date and positions held:

Name	Age	Position(s) Held	Director Since

Robert H. Turner	67	Executive Chairman of the Board	2015
Robert Skaff (1) (2) (3)	47	Director	2015
Roderick de Greef (1) (2) (3)	55	Director	2015
Yves van Sante (1) (2) (3)	55	Director	2014
Pat Carroll	57	President	N/A
Alexander Korff*	34	General Counsel, Secretary & Compliance Officer	N/A
Erik Kloots	51	Vice President-Finance and Principal Accounting Officer	N/A
Armin Hessler	54	Chief Operations Officer	N/A

*Not an executive officer

(1)	Currently a member of the Audit and Finance Committee.
(2)	Currently a member of the Nominating and Corporate Governance Committee.
(3)	Currently a member of the Compensation Committee.

Pat Carroll is a founding Director, Chairman and CEO of ValidSoft with over 25 years’ experience in IT and financial markets, where he has been at the forefront of industry thinking, representing organizations on industry bodies and leading participation in industry initiatives. Prior to founding ValidSoft, Mr. Carroll was the European Head of Electronic Trading Technology, co-headed European Equities Technology, and was a technical advisor to the Investment Banking Division for Goldman Sachs International. Mr. Carroll has previously worked in a senior capacity with J.P. Morgan, Credit Suisse Financial Products and Bankers Trust Company. Mr. Carroll has a diploma in computer science and programming from the College of Commerce, Ireland.

Alexander Korff has worked at the Company since January 1, 2011. Prior to his appointment as General Counsel, Secretary and Chief Compliance Officer, Mr. Korff was General Counsel to ValidSoft and Deputy General Counsel to the Company. In these roles Mr. Korff has been responsible for all intellectual property, legal and compliance affairs of the Company. Prior to working at the Company, Mr. Korff held commercial positions with FTSE100 technology businesses (WorldPay plc and Autonomy Corporation plc) as well as practicing law in leading international law firms, Clifford Chance LLP and Bird & Bird LLP, and in-house with aviation consortium Airbus S.A.S. Mr. Korff has lived and worked in a number of countries and speaks several languages. Mr. Korff holds an LL.B in Law from the University of Durham, UK, and post-graduate legal practice qualifications from the College of Law, London, UK.

Erik Kloots has worked at the Company since January 1, 2007. Prior to his appointment as Principal Accounting Officer, Mr. Kloots was employed as the Company’s European Business Controller and then as the Company’s Global Director of Corporate Control & Finance, reporting directly to the Company’s Chief Financial Officer. In these roles, Mr. Kloots has been fully accountable for the Global Corporate Control and Finance department of the Company, preparing group budget and strategic plans, quarterly rolling forecasts, SEC filings and investor presentations. Prior to working at the Company, Mr. Kloots worked as Business Controller for eighteen years in Martinair Holland N.V., a well-known Dutch airline company. At Martinair, Mr. Kloots was in charge of the planning & control-cycle (strategic planning), financial reporting and analysis, design of a control framework involving the introduction of Business Balanced Scorecard, among other responsibilities. Mr. Kloots earned a Corporate Controller degree at Financiele Academie Den Bosch.

Dr. Armin G. Hessler was appointed from April 1, 2015, to serve as Co-President of Mobile Platform Activities and in December 2015 was promoted to Chief Operations Officer. Dr. Hessler (1962) headed Vodafone's Global Data Center Management, Service Excellence and Enterprise IT, Strategy & Innovation. Before that he was Director IT Operations & IT Customer Services and Director Global Web Enablement at Vodafone. Prior to that Dr. Hessler served Terenci AG (Mobile b2b Solutions), Mannesmann AG (Director International Projects), AT&T-Unisource NV (Director Operations). He also served Telefónica de España (Spain) and was Associate Professor (University of Technology Aachen, Germany). Dr. Hessler holds various university degrees, studied/served at the University of Technology Aachen, Universidad de Barcelona and as "Visiting Doctoral Fellow" at the Wharton School of Business.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.  To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

Independence Standards for Directors

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions.

Three of our current directors, Roderick de Greef, Rob Skaff and Yves van Sante are not related to each other and are “independent” under Section 803 of the NYSE MKT rules. Each of Messrs. De Greef, Skaff and van Sante serve on the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Executive Chairman is not independent. In addition, Messrs. de Greef, Skaff and van Sante qualify as “independent” under the standards established by the SEC for members of audit committees.

Board Committees

Our Board of Directors has established three standing committees: (1) Audit and Finance, (2) Nominating and Corporate Governance, and (3) Compensation.

All committees operate under a charter that has been approved by the Board of Directors and which is available on our website, www.elephanttalk.com.

Audit and Finance Committee

We have a separately-designated standing Audit and Finance Committee (sometimes referred to herein as the Audit Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE MKT Company Guide. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit and Finance Committee has a charter (which is reviewed annually) and performs several functions. The Audit and Finance Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;
•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;
•	reviews and approves related-party transactions;
•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;
•	oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors; and
•	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board of Directors, including Sarbanes-Oxley implementation, and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Audit Committee Report

Review with Management.  The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors.  The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion.  Based on the review and discussions referred to above, the Board of Directors determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2015, for filing with the SEC.

Our Audit Committee is composed of Messrs. de Greef (Chairman and member since September 23, 2015), Skaff (member since February 18, 2016) and van Sante (member since February 18, 2016). Before December 16, 2015, the Audit Committee was composed of Messrs. Mr. De Greef, Mr. Ros, Mr. Stevens and Mr. Bustillo. The Audit and Finance Committee met seven (7) times during 2015. Each of the then-current members was present at all of the Audit and Finance Committee meetings held during 2015. The Board of Directors has determined that Roderick de Greef is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee, abbreviated to Nominating Committee, presently composed of Messrs. van Sante (Chairman. Member since December 16, 2015), de Greef (member since September 23, 2015) and Skaff (member since December 16, 2015). The Nominating Committee met twice (2) during 2015. Each of the then-current members was present at all of the Nominating Committee meetings held during 2015.

The Nominating Committee is charged with the responsibility of reviewing our corporate governance policies and with presenting new potential director-nominees to the Board of Directors for consideration. The Nominating Committee has a charter which is reviewed annually. All members of the Nominating Committee are independent directors as defined by the rules of the NYSE MKT LLC (the “Exchange”). The Nominating Committee will consider director nominees recommended by stockholders. To recommend a nominee, please write to the Nominating and Corporate Governance Committee, c/o the General Counsel, Elephant Talk Communications Corp., 100 Park Avenue, Suite 1600, New York City, NY 10017, USA. The Nominating Committee will assess all director nominees using the same criteria it applies generally, described above in “Board Qualifications.” During 2015, we did not pay any fees to any third parties to assist in the identification of nominees.

Compensation Committee

Our Board of Directors also has a Compensation Committee composed of Messrs. Skaff (Chairman), de Greef and van Sante. Before December 16, 2015, the Compensation Committee was composed of Messrs. Bustillo, Stevens, De Greef and Ros. The Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as Company benefit and insurance plans. The Compensation Committee has a charter which is reviewed annually. The Compensation Committee met six (6) times during 2015 and acted by Unanimous Written Consent three (3) times in 2015. Each of the then-committee members was present at all of the Compensation Committee meetings held during 2015.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In 2015, the Compensation Committee did not engage any such compensation consultants or advisers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors determines what corporate leadership structure it deems appropriate for the Company based on factors such as the experience of the applicable individuals, the current business environment of the Company, the current stage of development and commercialization of our business, as well as other relevant factors.

The Board of Directors is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

Currently, our Board is headed by the Executive Chairman of our Board of Directors. We believe that this structure is appropriate for the time being because it allows one person to speak for and lead the Company and the Board, in particular during the current corporate reorganization which is ongoing.

Attendance at Board, Committee and Stockholder Meetings

Our Board of Directors met in person and telephonically 18 times during 2015 and also acted by unanimous written consent eight (8) times. Each of the then-members of our Board of Directors was present at 75% or more of the Board of Directors meetings held in 2015.

In 2015, Mr. Turner and De Greef attended the annual stockholder meeting. We have encouraged, but do not require, that all of our directors be in attendance at the Annual Meeting either in person or by remote communication. In addition, we have encouraged, but do not require, our directors to attend future annual stockholder meetings in person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2015, there were untimely filings of Forms 3, 4 and 5 as outlined herein, specifically: (i) two reports on Form 4 covering two transactions filed by Martin Zuurbier, our former Chief Technology Officer; (ii) two reports on Form 4 covering two transactions filed by Mark Nije, our former Chief Financial Officer; (iii) one report on Form 4 covering one transaction filed by Alex Vermeulen, our former General Counsel, Secretary and Compliance Officer; (iv) one report on Form 4 covering one transaction filed by Steven van der Velden, our former Chairman, President and Chief Executive officer; and (v) two reports on Form 3 filed by Armin Hessler and Rob Skaff.

Code of Conduct

We have adopted a code of conduct that outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. The code of conduct applies to all employees, as well as each member of our Board of Directors. All employees are required to read the code of conduct and affirm in writing their acceptance of the code. Our code of conduct is posted on our website, www.elephanttalk.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of conduct by posting such information on our website, www.elephanttalk.com. A copy of our code of conduct is also available in print, without charge, upon written request to Elephant Talk Communications Corp., 100 Park Avenue, Suite 1600, New York, New York 10017, Attn: General Counsel.

Transactions with Related Persons

Management of the Company is not aware of a material interest, direct or indirect, of any director or officer of the Company, any other informed person of the Company, or any associate or affiliate of any such person, in any transaction since the commencement of the Company’s 2014 fiscal year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, except as described below.

On March 17, 2014, QAT II, a warrant holder affiliated with the Company exercised certain of its warrants to purchase an aggregate of 5,332,383 shares of our Common Stock at an exercise price of $0.70 per share, for gross proceeds to us of $3,732,668. The warrants were originally issued in 2009 with an exercise price of $1.00 per share. A Special Committee of our Board of Directors authorized the reduction of the exercise price in order to induce the holder to immediately exercise the warrant for cash providing additional liquidity to us, which reduction was subsequently ratified by our Board of Directors.

In November 2015, the Company entered into a severance agreement with Steven van der Velden, the former Chairman, President and Chief Executive Officer of the Company, pursuant to which Mr. van der Velden received a payment of Euro 660,000 (approximately $710,750) in the form of equity upon the terms and conditions of the Company’s equity financing that is consummated within six months of the effective date of the severance agreement. If an equity financing is not consummated within six months, Mr. van der Velden will receive the severance payment upon mutually acceptable terms.

In the event of any future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by our independent directors.

Related Person Transaction Approval Policy

Related party transactions are subject to the advance review and approval of the Audit and Finance Committee of our Board of Directors. In its review, the Audit Committee is provided with full disclosure of the parties involved in the transaction, and considers the relationships amongst the parties and members of our Board of Directors and executive officers as disclosed to the Audit Committee. Once approved by the Audit Committee, related party transactions are presented to the full Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes compensation for our named executive officers as of December 31, 2015.

Summary Compensation Table

Name and principle position	Year	Salary ($)(1)			Bonus ($)		Option Awards ($)(2)		Option Awards (in options)		All Other Compensation ($)(3)	Total ($)	Total Number of shares	Total Number of options
Robert H. Turner (i)	2015	$40,628	(a)	$				$661,437	2,500,000	(h)	$-	$702,065	-	2,500,000
(Executive Chairman)	2014	$-	(a)		$-		$		-		$-	$-	-	-
Steven van der Velden (ii)	2015	$373,808	(b)		$60,708	(g)	$		-		$78,590	$513,106	-	-
(Former Chairman, President and CEO)	2014	$403,974	(b)		$-		$		-		$-	$403,974	-	-
Martin Zuurbier	2015	$339,826	(c)		$60,708	(g)		$1,052,293	2,400,000	(i)	$35,722	$1,488,549	-	2,400,000
(Former Chief Technology Officer & Co-President)	2014	$403,974	(c)		$-		$		-		$-	$403,974	-	-
Mark Nije	2015	$271,861	(d)	$				$45,424	100,000	(j)	$7,145	$324,429	-	100,000
(Chief Financial Officer)	2014	$282,782	(d)		$-		$		-		$-	$282,782	-	-
Alex Vermeulen	2015	$183,506	(e)	$				$45,424	100,000	(j)	$-	$228,930	-	100,000
(General Counsel, Secretary & Compliance Officer)	2014	$193,908	(e)		$-		$		-		$-	$193,908	-	-
Armin Hessler (iii)	2015	$175,945	(f)	$				$525,575	2,200,000	(k)	$-	$701,520	-	2,200,000
(Chief Operations Officer)	2014	$-	(f)		$-		$		-		$-	$-	-	-

Notes:

(i)	Mr Turner was appointed on November 16th, 2015.

(ii)	Mr van der Velden resigned on November 16th, 2015 and received a EUR 660,000 severance compensation as described in “Transactions with Related Persons” section which numbers are not included in the table above.

(iii)	Mr Hessler was appointed on April 1st, 2015. The Company and Mr. Hessler agreed upon a supplemental payment to be paid in May 2016 for an amount of USD 100,000 and an additional USD 50,000 to be paid in January 2017. These supplemental payments have not been included in the above table.
(1)	These are the base salaries before any bonus and or non-cash awards. The base salary is determined and paid on a monthly basis in local currency, therefore, calculations include exchange results from euros to U.S. dollars. Payment can be elected either in cash or in shares in lieu of salary and bonus. When officers opt for payment in shares there is a 25% discount on the purchase price. The amounts, however, are shown at fair market value by using the share price of the preceding month closing price. In principle, officers may earn up to approximately 33% more than the ‘agreed’ cash salary in the event they elect to receive 100% compensation in shares. Such beneficial discount is included in “All Other Compensation” at the fair market value of the equity, reduced by the denominated value in U.S. dollars of the cash salary used for this ‘exchange’ into non-cash compensation. Mr. van der Velden, Mr. M. Zuurbier and Mr. M. Nije elected to receive part of their base salary in shares, which is reported in the Grant of Plan-Based Awards table.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the named executive officers in 2014 and 2015, respectively. We estimate the fair value of awards on the grant date using the Black-Scholes option pricing model. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 23 to the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Note that the amounts reported in this column reflect the Company’s accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the named executive officers from the award. Pursuant to SEC rules, the amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. In case the options have not vested yet the company has expensed a pro-rata portion until date of vesting. Expensing of performance based options will start after setting the performance targets.

(3)	This value represents the 25% purchase price discount the named executive officer received by way of electing equity compensation in lieu of cash compensation.
(a)	These amounts have been agreed in USD and amounts to an annual amount of USD 300,000. As the executive only started during the year, the actual amount for 2015 is USD 40,628 which includes the employer part of the social securities.

(b)	These amounts have been agreed in euro. The amounts for 2015 and 2014 are both EUR 330,000. The average exchange rate is $1.133 for 2015 and $1.347 for 2014. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(c)	These amounts have been agreed in euro. The amounts for 2015 and 2014 are both EUR 300,000. The average exchange rate is $1.133 for 2015 and $1.347 for 2014. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(d)	These amounts have been agreed in euro. The amounts for 2015 has been EUR 240,000 and for 2014 EUR 210,000. The average exchange rate is $1.133 for 2015 and $1.347 for 2014. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(e)	These amounts have been agreed in euro. Amount for 2015 has been EUR 162,000 and for 2014 EUR 144,000. The average exchange rate is $1.133 for 2015 and $1.347 for 2014. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(f)	The amounts have been agreed in euro. The annual amount for 2015 is EUR 200,000. As the executive started during the 2015 the actual amount is EUR 148,077. The reported USD amount includes the employers part of the social securities for an amount of EUR 10,158. The three quarter average exchange rate used is $1.1056 for 2015. These averages are the average of the 3 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(g)	Bonus amount granted in EUR being EUR 50,000.

(h)	Comprised of 2,500,000 options with an exercise price of $0.33 and a total initial fair market value of USD 661,437 using the Black and Scholes valuation model. The options will vest in 4 equal tranches of 625,000. One tranche vested in 2015 others will vest in 2016, 2017 and 2018. Expensing will be accounted for and spread over the period until vesting.

(i)	Comprised of 2,400,000 options with an exercise price of $0.81 and a total initial fair market value of USD 1,052,293 using the Black and Scholes valuation model. A number of 1,200,000 options vested before the departure of the executive. The 2015 expensing of vested options amounts to USD 501,807. The others have been cancelled.

(j)	Comprised of 100,000 options with an exercise price of $0.79 and a total initial fair value of USD 45,424. A number of 33,334 options will vested in 2016, the other two tranches (each 33,333) will vest in 2017 and 2018.

(k)	Comprised of 2,200,000 options with an exercise price of $0.385 and a total initial fair market value of USD 525,575 using the Black and Scholes valuation model. The options will annually vest in 4 equal tranches of 550,000 options. The first tranche will vest in 2016, others will vest in 2017, 2018 and 2019. Expensing will be accounted for and spread over the period until vesting.

Narrative Disclosure to Summary Compensation Table

Consultancy and Employment Agreements

We currently have the following agreements with our named executive officers:

Robert H. Turner, Executive Chairman – We entered into an employment agreement, effective as of November, 17 2015, with Mr. Turner, to serve as Executive Chairman of the Company. Mr Turner is paid a base compensation of $300,000 gross per year. Mr. Turner receives no fees (cash or stock) for serving on our Board of Directors. Mr. Turner has a number of granted options set at 2,500,000 carrying a 7 years exercise period after granting; the options would vest in four equal annual installments, following the joining date. Mr. Turner is eligible to receive a performance related bonus, depending on business performance by the Group performance. Such bonus shall be based solely upon his achievement of Board-approved and mutually agreed upon performance targets. For 2016 the on-target bonus percentage is set at 100% against the Base salary paid in that year, capped at 200% maximum on cash payment; performance over and above 200% is paid in equity at the then-current value of the Company.

Steven van der Velden, Former President and Chief Executive Officer - Mr. van der Velden was engaged for the provision of his services as the President and Chief Executive Officer of the Company until he resigned on November 16th 2015. Mr. van der Velden was paid a base compensation of €330,000 per year since January 1, 2015 through Interfield Consultancy. Mr. van der Velden received no fees (cash or stock) for serving on our Board of Directors.

Martin Zuurbier, (former) Chief Technology Officer & Co-President - Mr. Zuurbier was engaged to provide services as the Chief Technology Officer of the Company, through his consultancy company Interact which was paid €300,000 per annum since January 1, 2015 until January 29, 2016, when Mr. Martin Zuurbier entered into a certain Severance and Independent Contractor Agreement pursuant to which Mr. Zuurbier resigned, effective December 31, 2015, from the Chief Technology Officer and Co-President of Mobile Platform Activities positions of the Company for personal reasons, but remains available to perform discretionary services for the Company as an independent consultant.

Mark Nije, Chief Financial Officer – Mr. Nije was engaged to provide services as the Chief Financial Officer of the Company, through his consultancy company LMI Europe B.V., which is paid €240,000 per annum since January 1, 2015. Mr. Nije has an agreement with the Company to resign from all positions that he holds with the Company as of March 31, 2016. For a more detailed description, see Item 9B, “Other Information.”

Alex Vermeulen, General Counsel – Mr. Vermeulen was engaged to provide services as the as the General Counsel of the Company, through his consultancy company Scere Company Italy SRL, which is paid € 162,000 per annum since January 1, 2015. Mr. Vermeulen has an agreement with the Company to resign from all positions that he holds with the Company as of March 31, 2016. For a more detailed description, see Item 9B, “Other Information.”

Armin Hessler, Chief Operations Officer – Mr. Hessler was employed to serve as the Co-President of the Elephant Talk mobile platform business on April 1, 2015, and on December 16, 2015, was promoted to Chief Operations Officer. Mr. Hessler is paid a base compensation of €200,000 gross per year. Mr. Hessler has a number of granted options set at 2,200,000 carrying a 3 years exercise period after granting; the options would vest in four equal annual installments, following the joining date. Mr. Hessler is eligible to receive a performance related bonus, depending on business performance by the Group and by Business Unit and based upon set targets as set by the Board of the Company, starting with calendar year 2015. For 2015 the On Target bonus percentage is set at 50% against his Base salary, of which ¼ is set against the overall Group performance and ¾ is set against the performance of his Business Unit. The bonus allocation for 2015 is capped at 1.5 times the On Target bonus percentage. Payment (or allocation) of the bonus will take place within 120 days after the end of the period (usually Calendar Year) to which the bonus relates.

Severance and Change of Control

The named executive officers have individual severance terms as described below. In addition, outstanding equity awards made to our named executive officers under the 2008 Plan are subject to acceleration of any unvested portion of such awards upon a change of control unless the terms of a particular award state otherwise.

Other than as set out below, none of the agreements with named executives include any provisions for severance benefits or other payments upon a change of control regardless of whether a named executive officer’s employment is terminated by him with or without good reason, or whether the named executive officer is terminated by the Company with or without cause.

Robert H. Turner - The employment agreement with Mr. Turner is for an indefinite term. Under the terms of the employment agreement, Mr. Turner is entitled to severance if he is terminated by the Company without cause. Specifically, the Company will be required to pay Mr. Turner severance in cash equal to twelve (12) months’ severance in the first year of the contract or nine (9) months gross salary thereafter, but only if Mr. Turner enters into a valid and comprehensive mutual release of any and all claims that may exist.

Armin Hessler - The employment agreement with Mr. Hessler is for an indefinite term. Under the terms of the employment agreement, Mr. Hessler is entitled to severance if he is terminated by the Company without cause. In the event the agreement is terminated by the Company before July 1, 2017, the Company would be required to pay Mr. Hessler severance in cash equal to the greater of i) base salary for the number of months between the date Mr. Hessler employment terminates and July 1, 2017; or ii) six (6) months’ base salary. In the event the agreement is terminated by us after July 1, 2017, we would be required to pay Mr. Hessler severance in cash equal to six (6) months’ base salary.

GRANT OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares	All Other Stock Awards: Number of	Exercise or Base Price	Grant Date Fair Value of Stock
Name and principle position	Grant- date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	of Stocks or Units (#)	Securities Underlying Options (#)	of Option Awards ($/Sh)	and Option Awards ($)
Robert H. Turner	16-Nov-15								2,500,000	$0.3300	$661,437
(Executive Chairman)											$118,621

Steven van der Velden	1-Jul-15							304,157			$135,140
(Former Chairman,	1-Oct-15							337,850			$98,468
President and CEO)	1-Jan-16							364,698			$1,052,293

Martin Zuurbier	23-Jan-15								2,400,000	$0.8100	$53,919
(Former CTO/Co-President)	1-Jul-15							138,253			$61,427
	1-Oct-15							153,568			$44,758
	1-Jan-16							165,771

Mark Nije	29-Jan-15								100,000	$0.7900	$45,424
(Chief Financial Officer)	1-Jul-15							27,651			$10,784
	1-Oct-15							30,714			$12,286
	1-Jan-16							33,154			$8,952

Alex Vermeulen	29-Jan-15								100,000	$0.7900	$45,424
(General Counsel, Secretary & Compliance Officer)

Armin Hessler	1-Apr-15								2,200,000	$0.3850	$525,575
(Chief Operations Officer)

The Company issued the compensation shares to the above executive officers from the shares authorized, under its Amended and Restated 2008 Long-Term Incentive Compensation Plan (“2008 Plan”).

(1)	The amounts included in this column are the aggregate fair values of the awards granted by the Company to the executives in 2015 in lieu of salary, valued in accordance with FASB ASC Topic 718 for the fiscal year ended December 31, 2015. When named executive officers opt for payment in shares there is a 25% discount on the 'purchase' price. The amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for calculations in this table are the share prices of the last trading day of each quarter of grant. The calculations take into consideration exchange differences as the agreed basic salaries for 2015 were denominated in euro. In principle, a named executive officer may earn up to approximately 33% more than the agreed cash salary if the named executive officer chooses to be compensated in stock only.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2015 for each of our named executive officers.

Outstanding Equity Awards
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)

Robert H. Turner	625,000	(1)			$0.33	16-Nov-22		$
(Executive Chairman)			625,000	(2)	$0.33	16-Nov-22		$
			625,000	(2)	$0.33	16-Nov-22		$
			625,000	(2)	$0.33	16-Nov-22		$

Steven van der Velden	1,200,000	(3)			$0.94	4-Dec-18		$
(Former Chairman,								$
President and CEO)

Martin Zuurbier	360,000	(4)			$0.91	5-Apr-16		$
(Former CTO/Co-President)	360,000	(4)			$1.91	5-Apr-16		$
	360,000	(4)			$2.91	5-Apr-16		$
	800,000	(4)			$0.81	23-Jan-18		$
	400,000	(4)			$0.81	23-Jan-18		$

Mark Nije	240,000	(4)			$0.91	5-Apr-16		$
(Chief Financial Officer)	240,000	(4)			$1.91	5-Apr-16		$
	240,000	(4)			$2.91	5-Apr-16		$
			33,334	(7)	$0.79	16-Jan-19		$
			33,333	(7)	$0.79	16-Jan-19		$
			33,333	(7)	$0.79	16-Jan-19		$

Alex Vermeulen	120,000				$0.91	5-Apr-16		$
(General Counsel, Secretary	120,000				$1.91	5-Apr-16		$
& Compliance Officer)	120,000				$2.91	5-Apr-16		$
			33,334	(7)	$0.79	16-Jan-19		$
			33,333	(7)	$0.79	16-Jan-19		$
			33,333	(7)	$0.79	16-Jan-19		$

Armin Hessler			550,000	(8)	$0.385	1-Apr-20		$
(Chief Operations Officer)			550,000	(8)	$0.385	1-Apr-20		$
			550,000	(8)	$0.385	1-Apr-20		$
			550,000	(8)	$0.385	1-Apr-20		$

(1)          The stock options vested on the grant date November 16, 2015, and have a term of seven years from the date of grant.

(2)          The stock options were granted on November 16, 2015, have a term of seven years from the date of grant and will vest in equal tranches in the years 2016, 2017 and 2018.

(3)          The stock options vested on the grant date December 4, 2013, and have a term of five years from the date of grant.

(4)          The stock options vested on the grant date April 5, 2013, and have a term of three years from the date of grant.

(5)          The stock options vested on the grant date January 23, 2015, and have a term of three years from the date of grant.

(6)          The stock options vested on the grant date January 23, 2015, and have a term of three years from the date of grant.

(7)          The stock options were granted on January 29, 2015, have a term of four years from the date of grant and will vest in three equal tranches in the years 2016, 2017 and 2018.

(8)          The stock options were granted on April 1, 2015, have a term of five years from the date of grant and will vest in four equal tranches in the years 2016, 2017, 2018 and 2019.

OPTION EXERCISES AND STOCK VESTED

The following table represents stock options that have been exercised and restricted stock awards that have vested as of December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert H. Turner	0	$-	0	$-

Steven van der Velden	0	$-	1,006,705	$352,230

Martin Zuurbier	0	$-	457,592	$160,104

Mark Nije	0	$-	91,519	$32,021

Alex Vermeulen	0	$-	0	$-

Armin Hessler	0	$-	0	$-

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2015. In addition, our named executive officers did not participate in, or otherwise receive any benefits under, a nonqualified deferred compensation plan during 2015.

Director Compensation

The basic compensation for serving as a non-executive director is $80,000, with an additional $10,000 for non-executive directors serving in one committee and $20,000 paid to non-executive directors who serve on more committees of our Board of Directors, $ 30,000 for serving as chairman of the Audit Committee and $5,000 for serving as a chairman of the other committees. Generally, during a non-executive director’s first year of service, a minimum of 50% of such director’s compensation is paid through the issuance of common stock with the remaining portion paid in cash. In subsequent years of service, a non-executive director gets to elect the method and proportion of payment. Compensation was paid per quarter in arrears, whereby the conversion of cash in shares was done at the average closing share price of the Company of the 10 days prior to the start of the quarter discounted by 25%. This is in line with our policy to stimulate as much as possible conversion in shares to preserve our cash position.

The following table represents compensation earned or paid in 2015 to our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Geoffrey Leland	$25,813	$42,981	$-	$-	$-	$-	$68,794
Carl Stevens	$39,319	$81,908	$-	$-	$-	$-	$121,227
Yves van Sante	$-	$102,613	$-	$-	$-	$-	$102,613
Jaime Bustillo	$11,813	$112,103	$-	$-	$-	$-	$123,916
Francisco Ros	$45,938	$70,201	$-	$-	$-	$-	$116,139
Roderick de Greef	$19,139	$22,032	$-	$-	$-	$-	$41,171
Robert Skaff	$2,258	$3,062	$-	$-	$-	$-	$5,320

(1)	The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the directors in the fiscal year in lieu of cash fees, valued in accordance with FASB ASC Topic 718 for the fiscal year ended December 31, 2015. Pursuant to SEC rules, the amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for the 2015 calculations in this table are the share prices of the last 10 trading days of the quarter covering the compensation related period. Compensation to the directors can be elected by the directors, at the beginning of the quarter, either in cash or in shares. When directors opt for payment in shares there is a 25% discount on the ‘purchase’ price. The amounts however are shown at fair market value by using the closing share price at the last working day of the compensated quarter. In principle non-executive officer directors might earn up to approximately 33% more than the ‘agreed’ director fees when they have chosen for 100% compensation in shares.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2014

Introduction

In December 2015, the Board appointed the firm of Squar Milner LLP to serve as the Company’s independent auditors for our fiscal year ending December 31, 2016. Stockholders will be asked to ratify Board’s appointment of the Auditor to serve as our independent auditors. The Board is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2017. A representative of the Auditor is not expected to be present at the Meeting.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The following table sets forth the aggregate fees billed by the Auditor for the fiscal years ended December 31, 2015 and December 31, 2014. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2015	2014
Audit fees	$220,000	$269,000
Audit-related fees	$20,000	$4,200
Tax fees	$-	$-
All other fees	$-	$-
Total Fees	$240,000	$273,200

Audit fees. Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

Audit-related fees. Consist of the review of SEC comment letters and management response.

Tax fees. There were no fees billed by the Auditor for professional services rendered for tax compliance for the years ended December 31, 2015 and 2014.

All other fees. There were no fees billed by the Auditor for professional services rendered for other compliance purposes for the years ended December 31, 2015 and 2014.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by the Auditor in 2015 and 2014 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with the Auditor maintaining its independence.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF the auditor AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2016.

PROPOSAL 3

IA PROPOSAL

Description of Proposal

On May 10, 2016, at a meeting of our Board, the Board unanimously acted to approve an amendment to the Company’s Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock authorized by 250,000,000 from 250,000,000 to 500,000,000. The Board directed the IA Amendment to be submitted to a vote of the Company’s stockholders at the Meeting. This proposal is separate and in addition to Proposal 4 which seeks approval from the Company’s stockholders of a reverse stock split. The stockholders could approve both, either or neither proposal.

The Company’s Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. The IA Amendment will not increase or otherwise affect the Company’s authorized preferred stock.

On the Record Date, the Company had an aggregate of __ shares of Common Stock issued and outstanding and no shares of preferred stock issued or outstanding. Also on the Record Date, the Company had __ shares reserved for issuance upon conversion of outstanding convertible debt, __ shares reserved for issuance upon exercise of outstanding options under the Company’s Amended and Restated 2008 Long Term Incentive Compensation Plan and __ shares reserved for issuance upon exercise of outstanding warrants.

Reasons for the IA Amendment

The Board has voted to increase the number of authorized shares of Common Stock to give the Company greater flexibility in considering and planning for future potential business needs. The additional shares of Common Stock will be available for issuance by the Board for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. In particular, the Board expects to use a portion of the additional share capital to raise money to repay indebtedness owed to Atalaya Capital. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, we are in default with respect to our credit agreement with Atalaya Capital. While we have not entered into any binding agreements or arrangements as of the date of this Proxy Statement, we expect to issue a large number of securities, including through the issuance of derivative securities (convertible promissory notes and/or warrants), to raise sufficient capital to repay our indebtedness.

Having this additional authorized Common Stock available for future use will allow the Company to issue additional shares of Common Stock without the expense and delay of arranging a special meeting of stockholders. If the IA Amendment is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company’s listing market.

The additional shares of Common Stock to be authorized by adoption of the IA Amendment to would have rights identical to the current issued and outstanding shares of Common Stock of the Company. Adoption of the IA Amendment would not affect the rights of existing holders of Common Stock and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders (it being understood that any future issuances, including issuances pursuant to which the proceeds will be used to repay Atalaya Capital, will have a dilutive effect on current stockholders). Like existing holders, holders of shares of Common Stock issued following adoption of the proposed amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or preferred stock. Any issuance of shares other than in connection with a stock split or combination would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance and, depending on the price at which such shares are issued, could have a negative effect on the market price of the Common Stock.

Anti-Takeover Considerations

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board. In addition, the Certificate of Incorporation authorizes the issuance of “blank check” preferred stock with the designations, rights and preferences as may be determined from time to time by the Board. Accordingly, the Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

Effecting the IA Amendment

If the IA Amendment is approved by the stockholders, shortly after the Meeting we will file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware, such amendment to become effective upon filing. The amendment proposed by the Company to Part A of Article IV of the Certificate of Incorporation is attached to this Proxy Statement as Annex A. Neither Delaware law, nor the Certificate of Incorporation, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Required Vote

Approval of the IA Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the IA Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE IA PROPOSAL.

PROPOSAL 4

Reverse split proposal

Introduction

On May 10, 2016, at a meeting of our Board, the Board acted unanimously to adopt the Reverse Split Amendment to Part A of Article IV of our Certificate of Incorporation effecting a Reverse Split of our Common Stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Amendment.

Effecting the Reverse Split requires that Part A of Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. The additional text added to Part A of Article IV is attached as Annex B to this Proxy Statement. If approved, the Reverse Split Amendment will be effective upon the filing of such amendment to the Certificate of Incorporation in the form attached as Annex B with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in effecting the Reverse Split would be to increase the stock price of our Common Stock sufficiently to address the recent comments from the NYSE MKT (the “Exchange”) regarding the our continued listing on the Exchange as described in “Reasons for the Reverse Split; NYSE MKT Requirements for Continued Listing” below. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time, even if approved by the stockholders.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on __ shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-ten Reverse Split	Assuming a one-for-fifteen Reverse Split	Assuming a one-for-twenty Reverse Split	Assuming a one-for-twenty five Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	—	—	—	—	—

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Split Amendment does not change the current authorized number of shares of Common Stock. The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. As described in Proposal 3, we do expect to use a portion of any increased share capital to raise money and repay our indebtedness to Atalaya which is currently in default. In order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, our Board of Directors believes the number of shares of Common Stock we are authorized to issue should be maintained at 250,000,000 (or 500,000,000 if the IA Proposal is approved).

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split; NYSE MKT Requirements for Continued Listing

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of our Common Stock. The Company’s Common Stock currently trades on NYSE MKT under the symbol “ETAK”.

On May 26, 2016, and as previously disclosed in our Current Report on Form 8-K filed with the SEC on June 2, 2016, we received a notice from the Exchange indicating that the Company is not currently in compliance with the Exchange’s continued listing standards as set forth in Section 1003(a)(iii) and (iv) and 1003(f)(v) of the NYSE MKT Company Guide (the “Company Guide”). Section 1003(f)(v) provides that the Exchange may delist a security when it sells for a substantial period of time at a low per share price. In its notice letter, the Exchange has indicated that it is appropriate for the Company to effect a reverse stock split to adequately address the low selling price of our Common Stock and that if the selling price is not increased in a reasonable amount of time following notification, our Common Stock will be delisted.

Our Board concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock remains quoted on the Exchange.

Our Board of Directors also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on the Exchange.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of twenty five. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is advisable to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect the Reverse Split even if the price of our Common Stock has increased to a point where the Exchange is no longer concerned about our share price at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our Common Stock, you would hold 150 shares of our Common Stock following the Reverse Split if the ratio is one-for-ten or you would hold 60 shares of our Common Stock if the ratio is one-for-twenty five.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	Assuming a one-for-ten Reverse Split	Assuming a one-for-fifteen Reverse Split	Assuming a one-for-twenty Reverse Split	Assuming a one-for-twentyfive Reverse Split
Warrants	—	—	—	—	—
Plan Options	—	—	—	—	—
Non-Plan Options	—	—	—	—	—
Convertible Debentures	—	—	—	—	—

Effect on Registration and Stock Trading

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had __ holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares; Effect of IA Proposal

If and when our Board elects to effect the Reverse Split, the Reverse Split Amendment will concurrently therewith maintain the number of authorized shares of our Common Stock (250,000,000 shares, or 500,000,000 if the IA Proposal is approved) and preferred stock (50,000,000 shares). Accordingly, there will be no reduction in the number of authorized shares of our Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. As described above, the Company needs to increase its authorized share capital in order to continue business operations. Accordingly, the approval of the IA Proposal and the filing of the IA Amendment will not affect the Board’s decision on whether to effect the Reverse Split.

In accordance with our Certificate of Incorporation and Delaware law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

Our purpose of maintaining our authorized Common Stock at 250,000,000 (or 500,000,000 if the IA Proposal is approved) after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The Common Stock that is authorized but unissued provides our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split may give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Reverse Split Amendment; Effectiveness

The text of the proposed Reverse Split Amendment is set forth in Annex B to this Proxy Statement. If and when effected by our Board, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Reverse Split Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE Reverse Split PROPOSAL.

PROPOSAL 5
NAME CHANGE PROPOSAL

Introduction

On May 10, 2016, at a meeting of our Board, the Board unanimously adopted the Name Change Amendment to Article I of our Certificate of Incorporation to change the Company’s name from “Elephant Talk Communications Corp.” to “__,” such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Name Change Amendment.

Effecting the Name Change Amendment requires that Article I of our Certificate of Incorporation be amended. The amended text replacing the current Article I is attached as Annex C to this Proxy Statement. If approved, the Name Change Amendment will be effective upon the filing of such amendment to the Certificate of Incorporation in the form attached as Annex C with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the Name Change Amendment is adopted and the Board, in its sole discretion, determines to effect the Name Change. When the Board effectuates the name change, the Company expects to change its trading symbol from “ETAK” to “__,” it being understood that such symbol may not be available at the time of the name change and it further being understood that the Board, in its sole discretion, may choose a new symbol, whether or not “__” is available, at the time of the name change.

Reason for the Name Change Proposal

In the fourth quarter of 2015, we commenced a companywide restructuring and reorganization plan under the direction of the Robert Hal Turner, our executive chairman, to improve operating efficiencies and reduce operating costs, including making changes in our executive team. In connection with this restructuring and reorganization plan, the Board believes that it is advisable for the Company to change the Company’s name from “Elephant Talk Communications Corp.” to “__” to provide the Company with a new identity moving forward.

Text of Proposed Amendment; Effectiveness

The proposed Amendment will change Article I of the Certificate of Incorporation to replace the current name of the Company, “Elephant Talk Communications Corp.” with “__.” The Name Change Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

Approval of the Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Name Change Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were __ shares of Common Stock outstanding. As of the Record Date, no shares of preferred stock were issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 22, 2016, based on 164,066,217 shares of Common Stock outstanding, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (ii) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of commons stock; each of our named executive officers and directors; and all of our executive officers and directors as a group.

Name of Beneficial Holder	Number of Shares of Common Stock Owned*		Percent of Class as of June 22, 2016
Rising Water Capital AG (“RWC”)	26,169,031		16%
PI-Saffel	23,685,801	(7)	14.4%
Yves van Sante	1,996,801	(2)	1.2%
Robert H. Turner	625,000	(1)(3)
Armin Hessler	550,000	(1)(4)
Roderick de Greef	176,038	(1)
Robert Skaff	1,363,394	(1)
Alexander Korff	238,405	(1)(5)
Pat Carroll	911,911	(1)
Erik Kloots	287,647	(1)(6)
All Officers and Directors as a Group	6,079,762		3.7%

* Calculated in accordance with Rule 13d-(3)(d)(1) under the Securities Exchange Act of 1934.

(1)	Less than one percent.

(2)	Includes 1,248,498 shares of our common stock held by RWC. Mr. van Sante has an approximate 9.3% interest in QAT which holds an approximate 51.3% interest in RWC. Includes 37,495 shares of our common stock held by QAT.

(3)	Includes options to purchase 625,000 shares of our Common Stock.

(4)	Includes options to purchase 550,000 shares of our Common Stock.

(5)	Includes options to purchase 201,820 shares of our Common Stock.

(6)	Includes options to purchase 287,647 shares of our Common Stock.

(7)	Ownership information is based solely on Schedule 13D/13G filings made with the SEC.

Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 100 Park Avenue, New York, New York 10017 no later than April __, 2017.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2017 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Alexander Korff. Mr. Korff will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Such Report includes the Company’s audited financial statements for the 2015 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Alexander Korff, Secretary of the Company, at 100 Park Avenue, New York, New York 10017.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF ELEPHANT TALK COMMUNICATIONS CORP.

The undersigned, for the purposes of amending the Certificate of Incorporation of Elephant Talk Communications Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141(f) of the DCGL at a meeting of the Board on [ ], 2016, a resolution proposing and declaring advisable the following amendment to restate Part A of Article IV of the Certificate of Incorporation of said Corporation:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 550,000,000 shares. 500,000,000 shares shall be Common Stock, each having $0.00001 par value per share. 50,000,000 shares shall be Preferred Stock, each having $0.00001 par value per share.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of , 2016.

ELEPHANT TALK COMMUNICATIONS CORP.

By:
Name:
Title:

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF ELEPHANT TALK COMMUNICATIONS CORP.

The undersigned, for the purposes of amending the Certificate of Incorporation of Elephant Talk Communications Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141(f) of the DCGL at a meeting of the Board on [ ], 2016, a resolution proposing and declaring advisable the following amendment to restate Part A of Article IV of the Certificate of Incorporation of said Corporation:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [ ] shares. [ ] shares shall be Common Stock, each having $0.00001 par value per share. [ ] shares shall be Preferred Stock, each having $0.00001 par value per share. Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each [ ] shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of , 2016.

ELEPHANT TALK COMMUNICATIONS CORP.

By:
Name:
Title:

ANNEX C

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF ELEPHANT TALK COMMUNICATIONS CORP.

The undersigned, for the purposes of amending the Certificate of Incorporation of Elephant Talk Communications Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141 of the DCGL at a meeting of the Board on [ ], 2016, a resolution proposing and declaring advisable the following amendment to Article I of the Certificate of Incorporation of said Corporation:

FIRST:   The name of the corporation is “[ ]” (the “Corporation”).

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of , 2016.

ELEPHANT TALK COMMUNICATIONS CORP.

By:
Name:
Title: